                                                                   EXHIBIT 10(a)

                            ILLINOIS TOOL WORKS INC.
                  NON-OFFICER DIRECTORS' RESTRICTED STOCK PLAN

In December  1994,  the Board  adopted  The  Directors'  Restricted  Stock Grant
Program whereby non-officer,  non-employee Directors would receive 900 shares of the Company's Common Stock as part of his or her compensation.  This program was continued in December 1997.  Board approval is being  requested to continue this
Program for another three year period.

RESOLVED:   that  the  Company   shall  issue  to  each  of  its  current
non-officer,   non-employee   Directors  as  part  of  his  or  her   Director's
compensation a grant of 900 shares of the Company's Common Stock, $.01 par value
(the "Restricted Stock"), effective January 2, 2001;

FURTHER  RESOLVED: that when any other Director who is neither an officer nor an employee of the Company becomes a member of this Board between January 2,
2001 and  January 2, 2004,  such  Director  shall  receive as part of his or her
Director's  compensation  a grant,  on the  first  business  day of the  January following the commencement of such Director's service,  300 shares for each full year of service remaining during the period January 2, 2001 to January 2, 2004;

FURTHER  RESOLVED:  that the  Restricted  Stock  issued  pursuant to this resolution shall be subject to the following:

1. The  Restricted  Stock is  forfeitable  to the Company  until "earned out" as follows:  300 shares of  Restricted  Stock shall become  non-forfeitable  on the first  business  day in  January  in each of the  years  2002,  2003  and  2004, commencing January 2, 2002, except that all shares granted to any Director shall become non-forfeitable on the date that such Director retires from this Board in accordance  with the  Board's  policy  on  retirement  or on the date  that such
Director dies;

2. Full voting and dividend rights with respect to the Restricted Stock shall be held by the respective  Directors from the date of grant of the Restricted Stock to them;

3. Any shares of Restricted  Stock granted  pursuant to this resolution shall be subject, as appropriate, to stock splits, reverse stock splits, stock dividends, combinations  of shares or other  changes with respect to the  Company's  Common
Stock;

4. None of the Restricted Stock may be sold or transferred (including,  transfer by gift or donation)  prior to January 2, 2004,  except upon retirement or death as  provided  in  paragraph  1 or upon  approval  by the  Company of a completed transfer form submitted by the Director;

5. Prior to the termination of the restriction on the sale or transfer set forth in paragraph 4, the certificates  representing the Restricted Stock will be held by the Company's corporate secretary; and

6. If any  grantee  shall  cease to serve as a Director  of the  Company for any reason  (other than  retirement  or death as  described in paragraph 1) prior to
January 2, 2004, the Restricted Stock remaining  subject to forfeiture  pursuant to paragraph 1 will revert to the Company,  but all  Restricted  Stock which has
been   "earned   out"  may  be  sold  after   service  as  a  Director   ceases,
notwithstanding   the   requirements  of  paragraph  4,  subject  only  to  such
restrictions  as may be  established  by the  Company  in order to  comply  with federal or state securities laws or other legal requirements;

FURTHER  RESOLVED:  that  this  Board  shall  have  broad  discretion  to administer this Restricted Stock Grant Program, including (i) the renewal of the
Program  for  successive  three  year  terms,  and  (ii)  changing  the  vesting provisions; and

FURTHER  RESOLVED: that management is hereby authorized to do or cause to be done any and all further  acts,  including  the execution and delivery in the name and on behalf of the Company and under its  corporate  seal (if required by law) of any certificates,  instruments,  documents and filings,  as such officer may,  with the advice of counsel,  deem  necessary or desirable to carry out the purpose and intent of this resolution and to comply with all legal  requirements relating thereto.